Exhibit 99.1 Restoring Intestinal Barrier Health Corporate Presentation | October 2021 PALI (NASDAQ) | palisadebio.com

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Palisade Bio – Developing Targeted Inhibitors of Digestive Proteases Scientific Platform Palisade Bio develops drugs to treat diseases caused by Technology digestive-enzyme leak producing inflammation and tissue damage LB1148 is an oral liquid protease inhibitor administered at home as a bowel prep for major surgeries, and has demonstrated Phase 3-Ready Lead Drug positive clinical results in two large indications: Candidate 1) accelerating the return of postoperative bowel function, and 2) reducing post-surgical adhesions 3

Lead Drug: LB1148 4

Lead Drug Candidate LB1148 – Highlights of Potential Path to Commercialize for Surgery Patients LB1148 can be taken at home prior to hospitalization; ideal Large Commercial Opportunity reimbursement scenario for commercializing a very large surgical market (20% of the market could lead to over $1.5 billion in revenues) Oral digestive enzyme inhibitor has demonstrated clinical benefit in Clinical Safety & Efficacy multiple surgical studies Prior approvals provide precedent pathway for pivotal trial design Path to Approval and regulatory reviews; LB1148 progressing to pivotal studies 5

Unmet Need – The Time to Postoperative GI Recovery Postoperative return of bowel function is often a limiting determinant of hospital discharge Major Surgeries • Patients generally do not leave hospital until they have a bowel movement • Lack of GI recovery: Gastrointestinal – Causes pain and bloating – Major discomfort If we save one day on length of stay, we will realize $20M more in profits annually. Abdominal – Extends hospital stay – Mark A. Talamini, MD, MBA – Increases medical costs Chair of Surgery, SUNY Stony Brook Gynecological LB1148 has demonstrated a 1.1 to 1.3-day reduction in hospital length of stay. Cardiovascular Average hospital expenses per inpatient day = $2,400 6

Unmet Need – Reducing Post-surgical Adhesions

<u>Adhesion are a widespread and potentially severe problem after surgery:</u>

- Up to 93% of abdominal procedures result in post-surgical adhesions
- #1 cause of secondary female infertility
- #1 cause of bowel obstruction (up to 75%)
- 10th most frequent cause of emergency surgery
- 80% of emergency surgery deaths
- 400,000 adhesiolysis surgeries in US annually
- $2.3B in medical costs in US annually

ClinicoEconomics and Outcomes Research

Dovepress
open access to scientific and medical research

Open Access Full Text Article

ORIGINAL RESEARCH

Impact of postcolectomy adhesion-related complications on healthcare utilization

	Non-Adhesion Complications	Adhesion Complications	Difference
Length of Stay	5.2 days	7.2 days	38%
Rehospitalization Costs	$22,500	$29,800	$7,326/pt.

Sources: J Chir Viscerale. 2012;149(2):114-126. doi:10.1016/j.jviscsurg.2011.11.006
Causes of female infertility, UpToDate 2020
Etter, K., et. Al.. Impact of postcolectomy adhesion-related complications on healthcare utilization. Clin. Outcomes Res. 10, 761–771 (2018)

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PALISADE BIO

Only Single Competitor for Each Indication, Yet Competitors Demonstrate Precedent Pathway for FDA Approval Return of Bowel Function Post-surgical Adhesions • Limitations: • Limitations: – In-patient hospital administration only – Only product approved for abdominal surgery – Short-term use only – Only approved for laparotomy – Restrictive REMS program • Can not be used for laparoscopic surgeries which comprise a growing percentage of the market Black-box warning: – Only reduces adhesions between the abdominal wall and the underlying viscera • Increased incidence of myocardial infarction – Disrupts surgical process and extends duration of • Available only through restricted program - REMS anesthetics 8

Postoperative Complications are Driven by Proteolytic Activity


DIGESTIVE ENZYMES
HEALTHY MUCOSAL BARRIER

Healthy intestine

Injury (surgery or hypoperfusion) →


LEAKED DIGESTIVE ENZYMES

Compromised mucosal barrier

Protease leak and translocation →

Cascade of disease mechanisms

- ↑ Proteolytic activity
- ↑ Tissue damage/permeability
- ↑ Autodigestion
- ↑ Microbiome imbalance/pathology
- ↑ Pathologic cell signaling activity
- ↑ Inflammatory cell activation/infiltration
- ↑ Receptor degradation

Proteolytic intestinal permeation

Postoperative complications

- Delayed recovery
- Ileus
- Adhesions
- Inflammation

- Intestinal injury (from surgery or hypoperfusion during surgery) triggers a cascade of disease mechanisms and leads to postoperative complications
- Destructive feedback loop where protease leakage leads to additional intestinal damage

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PALISADE BIO

LB1148 Prevents Intestinal Damage: Rapidly Reseals the Barrier

Hypoperfusion Injury



Control – TXA

- Permeable epithelial barrier
- Loss of villi tissue
- Basal membrane compromised
- Lymph vessel damage



LB1148

- Continuous epithelial barrier
- Intact villi structure
- Robust basal membrane structure
- No tissue damage

Source: Study#LBS-NC-SMAO-002 Rat SMAO model of intestinal hypoperfusion (DOF)

Hypoperfusion Injury


% Intact Villi
100
75
50
25
0
Sham
Control Oral TXA
LB1148

Source: Delano 2013. Rat Shock Model of Hypoperfusion

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PALISADE BIO

LB1148 Overview: Pipeline in a Product – Multiple Indications Drug/Class Indication Research Pre-clinical Phase 1 Phase 2 Phase 3 GI Surgery Postoperative return of bowel LB1148* Neonatal cardiac function Oral broad-spectrum surgery protease inhibitor* Prevention of post-surgical abdominal adhesions *Commercial rights to LB1148 in Greater China (excluding Taiwan) have been out-licensed to Newsoara 11

Restoring Bowel Function 12

GI Surgery Phase 2: Significantly Accelerated Return of GI Function th Median 75 Percentile • P=0.0008 • Hazard ratio=1.8 1.5 day improvement 1.1 day improvement 13 LBS-POI-201 CSR

LB1148 Accelerates Return of GI Function – Phase 3 Ready • Consistent statistically significant clinical efficacy in 3 completed clinical studies – 28% improvement in time to return of bowel function after GI surgery in phase 2 (p<0.001) – 48% improvement in time to return of bowel function after GI surgery in phase 1 (vs. placebo in Entereg study 314*) • 1.3-day reduction in hospital LOS vs. expected LOS at time of admission (p<0.03) nd • Zero post-surgical abdominal adhesions documented in 2 look surgeries – 30% improvement in time to return of bowel function after cardiovascular (CV) surgery (p<0.001) • 1.0-day reduction in ICU length of stay (LOS) (ns) • 1.1-day reduction in hospital LOS (ns) • Fast Track designation granted for pediatric cardiac surgery program • Strong IP portfolio, including issued patents on LB1148 drug product • 6.9 million addressable patients in the US 14 Source: Entereg Prescribing Information

Preventing Post-surgical Adhesions 15

GI Surgery Study Results: Zero Adhesions in Three Surgery Patients nd • 3 of 11 patients required a 2 surgery unrelated to adhesions – Opportunity to visualize and measure adhesions nd • For the three patients with a 2 surgery: • extent – No adhesions • severity – No evidence of inflammation Principal investigator’s report: As a surgeon who has performed thousands of abdominal surgeries, the absence of adhesions in three follow-up surgery patients is entirely unexpected 16

LB1148 Commercial Opportunity 17

Illustrative Patient Journey: GI Surgery with LB1148 Administration Drug is taken at home: • Reimbursed by patient’s q Bowel prep pharmacy benefit (no q Anti-nausea q Antibiotics cost to hospital) Pharmacy q LB1148 Physician’s Office • Doesn’t disrupt the Prescription filled 2 Pre-op physical in clinic; 1 at pharmacy Physician writes prescription surgeon’s practice Likely covered by pharmacy benefit In-patient surgery 4 3 Preoperative medications taken at home 5 Recovery at home 18 LB1148 LB1148

LB1148 Has Large Global Market Opportunity US Market Partnered 1.1 million open heart surgeries China: w/ Newsoara 5.7 million abdominal surgeries EU and ROW Opportunities 20-40% market penetration could translate to Potential to partner with US rights or >$2B revenue independently M&A – Shows Value of Adhesion Market USA Strategy Commercialize by marketing to 5,000 Baxter acquired the medical device hospitals Seprafilm from Sanofi for $350M in 2020 • 3.5X sales 19

5800 Armada Dr, Suite 210 Carlsbad, CA 92008 858-704-4900 IR@palisadebio.com PALI (Nasdaq) www.palisadebio.com 20

Appendix Slides 21

LB1148 - Expeditious Regulatory Pathway; Limited Competition • Novel oral formulation comprised of FDA-approved components – Broad-spectrum serine protease inhibitor (tranexamic acid) – Known safety profile – Plan to utilize 505(b)(2) pathway for approval • Fast-track designation for – Reducing surgical adhesions – Reducing postoperative GI dysfunction for pediatric patients undergoing open heart surgery • Issued patents on drug product • No new approved drug for postoperative ileus since 2008 – Entereg has austere black box warning, onerous REMS protocols, and limited utilization 22

Entereg: Only Drug Approved for Accelerating Return of GI Function • Provides a precedent pathway to FDA approval • Developed by GSK/Adolor/Cubist and now owned by Merck • Indicated to improve post-op recovery of bowel function – Phase 3 demonstrated*: • 17-hour improvement in return of bowel function • 7-hour improvement in hospital length of stay Black-box warning: • Entereg MOA carries safety risks – LB1148 has completely different MOA • Increased incidence of myocardial infarction • Limitations include*: • Available only through restricted program - REMS – In-patient hospital administration only – Short-term use only Entereg’s FDA approval provides regulatory – Restrictive REMS program – Black Box warning for severe side effects roadmap LB1148 clinical trial design • Utilized in few hospitals 23 * Entereg Prescribing Information

LB1148 Program Overview Pipeline in a Product – Multiple Indications Accelerate Return of Reduce Post-surgical Postoperative GI Function Adhesions Abdominal Surgery Cardiovascular Gastrointestinal Surgery Surgery 24

Cardiovascular Surgery (Hypoperfusion Injury) 25

CV Surgery Completed Phase 2: Study Design Screening Period CV Surgery Postoperative / Discharge Follow-up Day -42 to -1 Day 0* Day 1-14 Day 30 LB1148 Placebo Cardiovascular Surgery Scope & Timelines Study Design Primary Endpoint: Secondary Endpoints: • 120 patients undergoing • Open-heart CV surgery • Time to return of bowel function • ICU length of stay elective cardiac surgery requiring cardio-pulmonary (defined by first bowel • Hospital length of stay bypass movement) • Single center • Organ function • Randomized, double-blind, • CRO: IQVIA • Inflammatory response placebo-controlled, in subjects • Data announced in 2020 • Glucose control undergoing CABG and/or heart valve replacement surgery • Randomized 1:1 • 7.5 grams QD on Days 0, 1, and 2 26 * Study Day 0 is the day of surgery.

CV Surgery Phase 2: Significant Improvement in Bowel Function Top-line data highlights • 30% improvement in return of bowel function – Highly statistically significant; p<0.001 – Median time to bowel recovery: 31.7 hours on LB1148 vs. 45.0 hours on placebo – Same endpoint will be used for Phase 3 • 1.0-day reduction in ICU LOS (ns) • 1.1-day reduction in hospital LOS (ns) • No LB1148-related adverse events LB1148 Placebo n=58 n=52 27

GI Surgery: Return of Bowel Function (Physical Injury) 28

Completed GI Surgery Study: 1 Study, 2 Indications, 2 Data Readouts: Return of Bowel Function and Adhesion Prevention Screening Period GI Surgery Postoperative / Discharge Follow-up Adhesion Assessment Day -42 to -1 Day 0 Day 1-14 Day 30 Second Surgery LB1148 Study drug given as a split dose GI Surgery 2-6 hours prior to surgery 6-12 hours prior to surgery Scope & Timelines Study Design Functional Indications Adhesion Indications nd • 11 subjects • Open label, investigator- • Return of bowel function At time of 2 surgery: sponsored, single-arm study of • Single site in Los Angeles, CA • Hospital length of stay • Adhesions extent LB1148 in subjects undergoing • Bowel obstruction • Adhesions severity elective GI surgery • Hospital re-admittance • Patients take 700 mL of LB1148 as a split dose prior to surgery 29

GI Surgery Study Results: 48% Faster than Historical Control GI Surgery 2.3-days earlier first bowel movement 48% better than historical control Data highlights: • 48% improvement in return of bowel function – Approvable endpoint • No LB1148-related AEs Placebo (Entereg Study 314) Source: Ludwig K, et. al.. Arch Surg. 2008 Nov;143(11):1098-105. doi: 10.1001/archsurg.143.11.1098. PMID: 19015469. 30

GI Surgery Study Results: Significant Improvement in Hospital Length of Stay Versus Expected LOS GI Surgery 1.3-day improvement in LOS 20% reduction p = 0.03 Patient’s actual length of stay (LOS) was compared to expected LOS as determined from their billing code at time of admission (GMLOS) 31 Time from Surgery to Discharge (Days)

GI Surgery (PROFILE) Phase 2 – Partnered Study Screening Period GI Surgery Postoperative / Discharge Follow-up Adhesion Assessment Day -42 to -1 Day 0 Day 1-14 Day 30 Up to 7 months after initial surgery LB1148 Placebo Study drug given as a split dose GI Surgery 2-6 hours prior to surgery 6-10 hours prior to surgery Scope Study Design Functional Indications Adhesion Indications nd • 120 patients • Randomized, double-blind, Primary Endpoint: At time of 2 surgery: placebo-controlled, multi-site • 6 sites in China • Time to return of GI function • Presence of adhesions Phase 2 trial st GI2: (1 bowel movement) • Impact of adhesions on bowel • Evaluate LB1148 for return of Secondary Endpoints: function and pain GI function and adhesions in • Hospital LOS subjects undergoing elective • Hours to resolution of POI bowel resection with a laparotomy or minimally invasive approach with planned stoma take-down 32

GI Surgery Phase 2: Significantly Accelerated Return of GI Function th Median 75 Percentile • P=0.0008 • Hazard ratio=1.8 1.5 day improvement 1.1 day improvement Data Repeated from Body of Presentation 33 LBS-POI-201 CSR

GI Surgery Phase 2: Safe and Well Tolerated • LB1148 was well tolerated • Drug-related adverse events – LB1148 = 10.9% – Placebo = 4.8% • The most common drug-related AEs were GI disorders – LB1148 4.7% – Placebo 3.2% • No drug-related serious adverse events occurred in the trial 34

GI Surgery: Reduction of Adhesions (Physical Injury) 35

Unmet Need - Post-surgical Adhesions Develop in up to 93% of Abdominal Procedures* • Adhesions are scar tissue that forms during the healing process that bind tissues/organs that are not normally connected – HYPOTHESIS: Proteases, released as a result of bowel manipulation during surgeries, lead to adhesion formation • Bands of adhesions can constrict organs and tissues, causing organ strangulation and pain • Surgical re-intervention required after 6-10% of GI/GYN procedures to Image used with permission from Clear Passage Physical Therapy, http://www.clearpassage.com/adhesions- and-scar-tissue/abdominal-and-pelvic-adhesions-post-surgical-adhesions/ remove adhesions** * J Chir Viscerale. 2012;149(2):114-126. doi:10.1016/j.jviscsurg.2011.11.006 36 ** Ward, B. C. & Panitch, A. Abdominal adhesions: Current and novel therapies. J. Surg. Res. 165, 91–111 (2011).

LB1148 Reduces Adhesions by 63% in Animal Studies Animals receiving LB1148 before LB1148 dramatically reduces the surgery had 63% fewer adhesions number of post-surgical adhesions Reduced all types of adhesions: bowel to bowel, bowel to abdominal wall, bowel to viscera, etc. 37 Source: LBS-NC-IL-ADH-0003 DOF

FDA Approved ADEPT for Pelvic Surgery with Only a 10% Reduction in Adhesions FDA approved ADEPT based on only 10% of patients achieving “success” (defined as a decrease ≥ 3 sites with adhesions) 38 Source: Adept (4% icodextrin) Package Insert; March 2006 www.accessdata.fda.gov/cdrh_docs/pdf5/P050011B.pdf

5800 Armada Dr, Suite 210 Carlsbad, CA 92008 858-704-4900 IR@palisadebio.com PALI (Nasdaq) www.palisadebio.com 39